UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 15, 2017
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets
Contribution of the First Closing Properties
As previously disclosed, on November 10, 2017, Steadfast Income REIT, Inc. (the “Company”), BREIT Steadfast MF JV LP (the “Joint Venture”), BREIT Steadfast MF Parent LLC (“BREIT LP”) and BREIT Steadfast MF GP LLC (“BREIT GP,” and together with BREIT LP, “BREIT”), executed a Contribution Agreement (the “Contribution Agreement”) whereby the Company agreed to contribute a portfolio of 20 properties owned by the Company to the Joint Venture in exchange for a combination of cash and a 10% ownership interest in the Joint Venture. Each of BREIT LP and BREIT GP is a wholly-owned subsidiary of Blackstone Real Estate Income Trust, Inc. SIR LANDS Holdings, LLC, a newly formed wholly-owned subsidiary of the Company, will hold the Company’s 10% interest in the Joint Venture (“SIR LP”).

On November 15, 2017 (the “First Closing Date”), the Company, through the indirect wholly-owned subsidiaries of the Company listed in the table below (each a “Company Subsidiary”), contributed the properties listed in the table below (the “First Closing Properties”) to the corresponding indirect, wholly-owned subsidiary of the Joint Venture (each a “Joint Venture Subsidiary”). The Company received approximately $104,437,667 in net proceeds in the transaction (excluding transaction costs paid outside escrow).

Company Subsidiary	First Closing Property	Units	Metro	Joint Venture Subsidiary
SIR Ashley Oaks, LLC	Ashley Oaks	462	San Antonio	BREIT Steadfast MF Ashley Oaks TX LP
SIR Audubon Park, LLC	Audubon Park	256	Nashville	BREIT Steadfast MF Audubon TN LLC
SIR Belmont Apartments, LLC	Belmont	260	DFW	BREIT Steadfast MF Belmont TX LP
SIR Cantare, LLC	Cantare at ILV	206	Nashville	BREIT Steadfast MF Cantare TN LLC
SIR Cooper Creek, LLC	Cooper Creek	123	Louisville	BREIT Steadfast MF Cooper Creek KY LLC
SIR Grayson Ridge, LLC	Grayson Ridge	240	DFW	BREIT Steadfast MF Grayson TX LP
SIR Mansfield Landing, LLC	Landing at Mansfield	336	DFW	BREIT Steadfast MF Mansfield TX LP
SIR Steiner Ranch Apartments, LLC	Meritage at Steiner Ranch	502	Austin	BREIT Steadfast MF Steiner TX LP
SIR Montelena, LLC	Montelena	232	Austin	BREIT Steadfast MF Montelena TX LP
SIR Richland, LLC	Richland Falls	276	Nashville	BREIT Steadfast MF Richland TN LLC
SIR Rosemont, LLC	Rosemont at Olmos Park	144	San Antonio	BREIT Steadfast MF Rosemont TX LP
SIR Buda Ranch, LLC	Trails at Buda Ranch	264	Austin	BREIT Steadfast MF Buda TX LP
Steadfast Income Advisor, LLC (the “Advisor”) earned a disposition fee of $5,031,450 in connection with the contribution of the First Closing Properties.
The material terms of the Contribution Agreement described above are qualified in their entirety by the Contribution Agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 13, 2017, and incorporated herein by reference.

In connection with the closing, on the First Closing Date, SIR LP and BREIT entered into an Amended and Restated Limited Partnership Agreements, which sets forth the rights and obligations of the parties to the Joint Venture. BREIT LP owns a 90% interest in the Joint Venture, SIR LP owns a 10% interest in the Joint Venture and BREIT GP serves as the general partner of the Joint Venture. The management of the Joint Venture is vested in BREIT GP, and SIR LP has limited consent rights and limited liquidity rights.
On the First Closing Date, the Joint Venture also entered into an Accounting and Administrative Agreement (the “Administrative Agreement”) with the Advisor pursuant to which the Advisor provides accounting and administrative services to the Joint Venture, the Joint Venture Subsidiaries and the First Closing Properties for a fee.
Property Management of the First Closing Properties
On the First Closing Date, each Joint Venture Subsidiary entered into a Property Management Agreement (each, a “Management Agreement”) with Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, pursuant to which Steadfast Management serves as the exclusive property manager and leasing agent of the First Closing Properties. Each Joint Venture Subsidiary pays Steadfast Management a monthly property management fee in an amount equal to 3% of the applicable First Closing Property’s gross collections at the property for such month.

Item 9.01	Financial Statements and Exhibits.
(b) Pro forma financial information.
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017, and the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2017, which was filed with the SEC on November 13, 2017.
The following unaudited pro forma balance sheet as of September 30, 2017, has been prepared to give effect to the sale of the First Closing Properties as described in Item 2.01 above (the “Transaction”), as if it had occurred on September 30, 2017.
The following unaudited pro forma statements of operations for the nine months ended September 30, 2017, and for the year ended December 31, 2016, have been prepared to give effect to the Transaction as if it had occurred on January 1, 2016.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Transaction been consummated on January 1, 2016.

Steadfast Income REIT, Inc.

Unaudited Pro Forma Balance Sheet as of September 30, 2017	F-1
Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2017	F-2
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2016	F-3
Notes to Unaudited Pro Forma Financial Statements	F-4

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2017

	Steadfast Income REIT, Inc. Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Assets:
Real Estate:
Land	$165,755,794	$(31,001,875)		$134,753,919
Building and improvements	1,464,687,861	(307,622,729)		1,157,065,132
Other intangible assets	2,644,263	—		2,644,263
Total real estate held for investment, cost	1,633,087,918	(338,624,604)		1,294,463,314
Less accumulated depreciation and amortization	(273,194,833)	56,115,261		(217,079,572)
Total real estate held for investment, net	1,359,893,085	(282,509,343)		1,077,383,742
Real estate held for sale, net	26,154,376	—		26,154,376
Total real estate, net	1,386,047,461	(282,509,343)		1,103,538,118
Investment in unconsolidated joint venture	—	8,856,909	(b.1)	8,856,909
Cash and cash equivalents	80,224,237	95,601,104	(b.2)	175,825,341
Restricted cash	23,199,703	(3,776,831)		19,422,872
Rents and other receivables	2,798,047	—		2,798,047
Assets related to real estate held for sale	471,614	—		471,614
Other assets	2,963,558	(14,514)		2,949,044
Total assets	$1,495,704,620	$(181,842,675)		$1,313,861,945

Liabilities:
Accounts payable and accrued liabilities	$44,417,683	$—		$44,417,683
Notes payable:
Mortgage notes payable, net	927,451,683	(128,976,977)		798,474,706
Credit facility, net	233,063,627	(120,075,173)		112,988,454
Mortgage notes payable related to real estate held for sale	23,193,000	—		23,193,000
Total payable, net	1,183,708,310	(249,052,150)		934,656,160
Distributions payable	4,458,334	—		4,458,334
Due to affiliates	2,062,132	—		2,062,132
Liabilities related to real estate held for sale	882,382	—		882,382
Total liabilities	1,235,528,841	(249,052,150)		986,476,691
Commitments and Contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 75,667,481 shares issued and outstanding as of September 30, 2017	756,675	—		756,675
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of September 30, 2017	10	—		10
Additional paid-in capital	666,091,739	—		666,091,739
Cumulative distributions and net losses	(406,672,645)	67,209,475		(339,463,170)
Total stockholders’ equity	260,175,779	67,209,475		327,385,254
Total liabilities and stockholders’ equity	$1,495,704,620	$(181,842,675)		$1,313,861,945

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2017

	Steadfast Income REIT, Inc. Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Revenues:
Rental income	$146,047,621	$(29,929,649)		$116,117,972
Tenant reimbursements and other	18,943,156	(4,129,318)		14,813,838
Total revenues	164,990,777	(34,058,967)		130,931,810
Expenses:
Operating, maintenance and management	44,808,803	(10,009,494)		34,799,309
Real estate taxes and insurance	28,982,886	(6,750,055)		22,232,831
Fees to affiliates	16,972,905	(3,427,516)		13,545,389
Depreciation and amortization	53,852,540	(11,325,173)		42,527,367
Interest expense	33,763,957	(5,942,365)	(c)	27,821,592
Loss on debt extinguishment	401,674	—		401,674
General and administrative expenses	5,218,885	(850,097)		4,368,788
Total expenses	184,001,650	(38,304,700)		145,696,950
Equity in earnings of unconsolidated joint venture	—	57,884	(d)	57,884
Gain on sales of real estate	5,382,847	—		5,382,847
Net (loss) income	$(13,628,026)	$4,303,617		$(9,324,409)

Net loss per common share — basic and diluted	$(0.18)			$(0.12)
Weighted average number of common shares outstanding — basic and diluted	75,884,934			75,884,934

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Steadfast Income REIT, Inc. Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Revenues:
Rental income	$192,088,348	$(38,027,174)		$154,061,174
Tenant reimbursements and other	26,149,184	(5,268,917)		20,880,267
Total revenues	218,237,532	(43,296,091)		174,941,441
Expenses:
Operating, maintenance and management	57,832,187	(12,501,131)		45,331,056
Real estate taxes and insurance	36,507,827	(7,235,315)		29,272,512
Fees to affiliates	25,440,718	(5,399,280)		20,041,438
Depreciation and amortization	69,513,484	(14,110,243)		55,403,241
Interest expense	40,551,427	(6,411,937)	(c)	34,139,490
Loss on debt extinguishment	4,932,369	(1,021,830)		3,910,539
General and administrative expenses	9,039,171	(1,084,940)		7,954,231
Total expenses	243,817,183	(47,764,676)		196,052,507
Equity in losses of unconsolidated joint venture	—	(723,233)	(d)	(723,233)
Net (loss) income (e)	$(25,579,651)	$3,745,352		$(21,834,299)

Net loss per common share — basic and diluted	$(0.34)			$(0.29)
Weighted average number of common shares outstanding — basic and diluted	76,195,083			76,195,083

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
1.     Pro Forma Transaction
On November 15, 2017, Steadfast Income REIT, Inc. (the “Company”) completed the sale of Ashley Oaks Apartment Homes, Audubon Park Apartments, The Belmont, Cantare at Indian Lake Village, Cooper Creek Village Apartments, Grayson Ridge Apartment Homes, The Landing at Mansfield, Meritage at Steiner Ranch, Montelena Apartments, Richland Falls, Rosemont Olmos Park Apartments and Trails at Buda Ranch (the “First Closing Properties”) to BREIT Steadfast MF JV LP (the “Joint Venture”) for a contract sale price of $335,430,000, exclusive of closing costs and a 10% equity interest in the Joint Venture.
2.     Basis of Presentation
The accompanying unaudited pro forma balance sheet as of September 30, 2017, has been prepared to give effect to the sale of the First Closing Properties described in Note 1, which occurred on November 15, 2017, as if such sale occurred on September 30, 2017.
The accompanying unaudited pro forma statements of operations for the nine months ended September 30, 2017, and for the year ended December 31, 2016 (the “Pro Forma Period”), have been prepared to give effect to the sale of the First Closing Properties described in Note 1, as if such sale occurred on January 1, 2016.
The accompanying unaudited pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.
This unaudited pro forma financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transaction reflected herein had occurred, or been in effect during the Pro Forma Period. In addition, this unaudited pro forma financial information should not be viewed as indicative of the Company’s expected financial results for future periods.
3.     Adjustments to Unaudited Pro Forma Balance Sheet as of September 30, 2017

(a)	Historical financial information as of September 30, 2017, derived from the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2017.

(b)
Represents adjustments to the balance sheet of the Company as of September 30, 2017, to give effect to the sale of the First Closing Properties and related notes payable and the recognition of the 10% unconsolidated investment in Joint Venture as if the sale had occurred on September 30, 2017.

(b.1) The investment in unconsolidated joint venture comprises the following:

September 30, 2017
10% of historical carrying value of the First Closing Properties	$28,250,934
10% of debt repayment	(24,905,215)
Capitalized transaction costs	5,511,190
Pro forma investment in unconsolidated joint venture	$8,856,909

(b.2) The pro forma adjustments assume the actual net proceeds received from the sale of the First Closing Properties on November 15, 2017, were received as of September 30, 2017, and were calculated as follows:

September 30, 2017
Net cash proceeds excluding transaction costs paid outside escrow	$104,437,667
Transaction costs and broker fees paid outside escrow	(3,805,113)
Advisor disposition fee	(5,031,450)
Pro forma net cash proceeds	$95,601,104
4.     Adjustments to Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2017

(a)	Historical financial information for the nine months ended September 30, 2017, derived from the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2017.

(b)
Represents adjustments to the statement of operations of the Company for the nine months ended September 30, 2017, to give effect to the sale of the First Closing Properties as if the sale had occurred on January 1, 2016.

(c)	Includes a pro forma adjustment to write off unamortized debt premiums and fair value of interest rate cap agreements of $421,448 associated with the First Closing Properties as of September 30, 2017.

(d)	Represents 10% equity in earnings of unconsolidated joint venture, which comprises the following:

For the nine months ended September 30, 2017
10% of net losses of the properties’ historical operations	$(210,914)
10% of net increase in fees to affiliates	(39,034)
10% of net decrease in depreciation and amortization	346,321
10% of net increase in interest expense	(38,489)
Pro forma equity in earnings of unconsolidated joint venture	$57,884
5.     Adjustments to Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2016

(a)	Historical financial information for the year ended December 31, 2016, derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(b)
Represents adjustments to the statement of operations of the Company for the year ended December 31, 2016, to give effect to the sale of the First Closing Properties as if the sale had occurred on January 1, 2016.

(c)	Includes a pro forma adjustment to write off unamortized debt premiums and fair value of interest rate cap agreements of $512,842 associated with the First Closing Properties as of December 31, 2016.

(d)	Represents 10% equity in losses of unconsolidated joint venture, which comprises the following:

For the year ended December 31, 2016
10% of net losses of the properties’ historical operations	$(123,073)
10% of net decrease in fees to affiliates	34,969
10% of net increase in depreciation and amortization	(426,167)
10% of net increase in interest expense	(208,962)
Pro forma equity in losses of unconsolidated joint venture	$(723,233)

(e) The following material nonrecurring items are not reflected in the unaudited pro forma statement of operations for the year ended December 31, 2016 that otherwise would have been if the First Closing Properties were sold on January 1, 2016:
Loss on debt extinguishment:

For the year ended December 31, 2016
Write off of deferred financing costs of the sold First Closing Properties	$2,011,766
Pro forma loss on debt extinguishment	$2,011,766
Gain on sale of the First Closing Properties:

For the year ended December 31, 2016
Contract sales price	$335,430,000
90% of Historical carrying value of the First Closing Properties	(254,258,409)
Advisor disposition fee	(5,031,450)
Transfer taxes	(330,471)
Pro forma gain on sale	$75,809,670

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	November 21, 2017	By:	/s/ Kevin J. Keating
Kevin J. Keating
Chief Financial Officer
(Principal Financial Officer and Accounting Officer)